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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report
 (Date of earliest event reported)     October 27, 1999 (October 23, 1999)
                                       -----------------------------------


                      Alliance Bancorp of New England, Inc.
       ------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                        001-13405               06-1495617
----------------------------         ----------------         ------------------
(State of Other Jurisdiction         (Commission File           IRS Employer
         of Incorporation)                Number)             Identification No.


348 Hartford Turnpike, Vernon, CT                         06066
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(Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code      (860) 875-2500
                                                        ---------------


                                 Not Applicable
        ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         As of October 23, 1999, Registrar and Transfer Company is acting as transfer agent for Alliance Bancorp of New England, Inc. ("Alliance"). Registrar and Transfer Company will provide all the services to shareholders that were previously provided by EquiServe. Registrar and Transfer Company is located at 10 Commerce Drive, Cranford, New Jersey 07016-3572, and can be reached at (800) 456-0596.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired
                  Not applicable

         (b)      Pro Forma Financial Information
                  Not applicable

         (c)      Exhibits
                  Not applicable





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                         ALLIANCE BANCORP OF
                                            NEW ENGLAND, INC.
                                               Registrant




Date:  October 27, 1999               By:   /s/ David H. Gonci
                                            -----------------------------------
                                                David H. Gonci
                                                Senior Vice President/
                                                  Chief Financial Officer